SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  March 10, 2004

TARGET RECEIVABLES CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-26930	41-1812153
(Commission File Number)	(I.R.S. Employer Identification Number)

Target Receivables Corporation 1000 Nicollet Mall 31st Floor, Suite 3136 Minneapolis, Minnesota 55403 (612) 696-3102
(Address, including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Office)

Item 5:  Other Events

On March 10, 2004, Target Corporation issued a news release announcing that it will review strategic alternatives for its Mervyn’s and Marshall Field’s divisions.  The news release is attached hereto as Exhibit 99.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2004

TARGET RECEIVABLES CORPORATION

	By:	/s/ Stephen C. Kowalke

	Name:	Stephen C. Kowalke
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99	News release dated March 10, 2004